UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices, including zip code)

(937) 382-5591

(Registrant’s telephone number, including area code)

ABX Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Joseph C. Hete, the President and Chief Executive Officer of Air Transport Services Group, Inc., gave a presentation at the Company’s Annual Stockholders’ Meeting on May 12, 2009, at which he reviewed the Company’s financial results for 2008 and the first quarter of 2009, as well as the Company’s strategic focus for 2009. A copy of the presentation is enclosed herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On May 12, 2009, Air Transport Services Group, Inc. issued a press release concerning the results of its Annual Stockholders’ Meeting, a copy of which is furnished herewith as Exhibit 99.2. Also, please see Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Presentation given by Joseph C. Hete, the President and Chief Executive Officer of Air Transport Services Group, Inc., at the Company’s Annual Stockholders’ Meeting on May 12, 2009.

99.2	Press release issued by Air Transport Services Group, Inc. on May 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Sr. Vice President Corporate General Counsel & Secretary

Date: March 13, 2009